UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2021

HELIX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 DTC Parkway, Suite 300 Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 2, 2021 (the “Effective Time”), pursuant to the Agreement and Plan of Merger, dated as of October 16, 2020, as amended by Amendment to Agreement and Plan of Merger, dated as of December 30, 2020, as further amended by Amendment No. 2 to Agreement and Plan of Merger, dated February 9, 2021 (the “Merger Agreement”), by and among Helix Technologies, Inc. (the “Company”), Forian Inc. (“Forian”) and DNA Merger Sub, Inc. (“Merger Sub”), Merger Sub merged with and into the Company, with Company being the surviving corporation as a wholly-owned subsidiary of Forian.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of the Company’s common stock, par value $0.001 per share (“Company Common Stock”) was converted into 0.05 shares (the “Exchange Ratio”) of common stock, par value $0.001 per share, of Forian (“Forian Common Stock”). Also, at the Effective Time, each outstanding Company stock option, whether vested or unvested, was automatically converted into a Forian stock option to acquire, on the same terms and conditions as were applicable to such Company stock option immediately prior to the Effective Time, the number of shares of Forian common stock (rounded, if necessary, down to the nearest whole share) determined by multiplying the number of shares of Common Stock subject to such Company stock option as of immediately prior to the Effective Time by the Exchange Ratio, at an exercise price per share of Forian Common Stock (rounded, if necessary, up to the nearest whole cent) equal to the exercise price per share of Company Common Stock under such Company stock option divided by the Exchange Ratio.

The foregoing description of the transactions resulting from consummation of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the amendments thereto, incorporated by reference as Exhibit 2.1, 2.2 and 2.3 to this Current Report on Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Items 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant

At the Effective Time, Merger Sub merged with and into the Company, resulting in the Company becoming a wholly-owned subsidiary of Forian. Accordingly, a change in control of the Company occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time, all of the directors and executive officers of the Company ceased serving as directors and executive officers of the Company. As of the Effective Time, Scott Ogur, the former Chief Financial Officer of the Company, was appointed to the board of directors of Forian.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to read as set forth in Exhibit 3.1 to this Current Report on Form 8-K, and, as so amended and restated, will be the amended and restated certificate of incorporation of the Company until thereafter changed or amended as provided therein or by applicable law.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of its stockholders on Tuesday, March 2, 2021, virtually on the Internet related to the proposed Merger Agreement. On the record date, the Company had 161,909,197 shares of common and preferred stock outstanding and entitled to vote at the special meeting. At the special meeting, the Company’s stockholders voted on three proposals, as described in the prospectus and joint proxy statement of the Company and Forian dated February 11, 2021, and cast their votes as described below:

Proposal 1- Adoption of the Merger Agreement

The Company’s stockholders adopted the Merger Agreement, under which Merger Sub merged with and into the Company, resulting the Company becoming a wholly-owned subsidiary of Forian. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,938,277	1,068,773	80,180	---

Proposal 2 - Compensation Proposal

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,522,224	1,935,131	629,875	---

Proposal 3 – Adjournment, Postponement, Continuation Proposal

The Company’s stockholders approved a proposal to adjourn, postpone, or continue the Company’s special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1, the Company merger proposal. Although Proposal 3 was approved, the adjournment, postponement or continuation of the special meeting was not necessary because the Company’s stockholders approved Proposal 1. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,841,173	930,489	315,568	---

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index immediately following.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 16, 2020, by and among Helix Technologies, Inc., Forian, Inc., DNA Merger Sub, Inc. and Medical Outcomes Research Analytics, LLC (the “Original Merger Agreement”) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 16, 2020 and filed with the Commission on October 19, 2020).

2.2	Amendment to Merger Agreement dated as of December 30, 2020 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K dated December 30, 2020 and filed with the Commission on January 4, 2021).

2.3	Amendment No. 2 to Merger Agreement dated as of February 9, 2021 (incorporated by reference to Exhibit 2.3 to Amendment No. 4 to the Registration Statement on Form S-4 of Forian, Inc. (Registration No. 333-250938) filed with the Commission on February 9, 2021).

3.1	Amended and Restated Certificate of Incorporation of Helix Technologies, Inc. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TECHNOLOGIES, INC.

Dated: March 2, 2021	By:	/s/ Scott Ogur
	Name:	Scott Ogur
	Title:	Chief Financial Officer

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